Exhibit 99T3E-2

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
MES INTERNATIONAL, INC., et al., [1]	)	Case No. 09-14109 (PJW)
)
Debtors.	)	Jointly Administered
)

GENERAL BALLOT FOR ACCEPTING OR REJECTING

THE DEBTORS’ CHAPTER 11 PLAN

CLASS 5 – NOTE CLAIMS

PLEASE READ AND FOLLOW THE ENCLOSED

VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT.

PLEASE CHECK THE APPROPRIATE BOX BELOW

TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

THIS BALLOT IS ACCOMPANIED BY A PRE-ADDRESSED, POSTAGE PRE-PAID RETURN ENVELOPE THAT IS ADDRESSED TO THE GARDEN CITY GROUP, INC. (THE “SOLICITATION AGENT”). THIS BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT ON OR BEFORE FEBRUARY 15, 2010 AT 4:00 P.M. PREVAILING EASTERN TIME (THE “VOTING DEADLINE”). IF YOUR BALLOT IS NOT RECEIVED BY THE VOTING DEADLINE, THE DEBTORS MAY CONSIDER SUCH BALLOT INVALID. IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.

This Ballot may not be used for any purpose other than submitting votes with respect to the First Modified Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Plan”). All capitalized terms used in this Ballot or in these instructions, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Order Approving the Debtors’ Disclosure Statement and Relief Related Thereto (the “Solicitation Procedures Order”), the First Modified Disclosure Statement Accompanying the Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Disclosure Statement”), or Plan, as the case may be.

This Ballot is being sent to you because the Debtors’ records indicate that you are a Holder of a Class 5 Note Claim as of January 8, 2010 (the “Voting Record Date”), and accordingly, you are entitled to vote to accept or reject the Debtors’ Plan. Your rights are described in the Disclosure Statement and Plan. The Disclosure Statement, Plan,

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: MES International, Inc. (1964); GSI Group Inc. (0412); and GSI Group Corporation (9358). The Debtors’ headquarters is located at 125 Middlesex Turnpike, Bedford, MA 01730.

Solicitation Procedures Order and certain other materials contained in the Exhibits to the Plan are enclosed with this Ballot. These documents, along with the Exhibits to the Plan and all other Solicitation Documents, can be obtained by accessing the Debtors’ website at www.gsirestructuring.com or by requesting a copy from the Debtors’ Solicitation Agent by writing to The Garden City Group, Inc., Attn: MES International, Inc., et al., P.O. Box 9573, Dublin, OH 43017-4873, or by telephone at 1-866-249-8112.

The Bankruptcy Court has approved the Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you believe you have received this Ballot in error, please contact the Solicitation Agent at the address or telephone number above.

You should carefully and thoroughly review the Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your Note Claim under the Plan, which has been placed in Class 5. If you hold Claims or Equity Interests in more than one Class, you will receive a Ballot for each Class in which you are entitled to vote. You should return all Ballots for each Class in which you are entitled to vote. All persons or entities receiving a Ballot with respect to Class 5 Note Claims should return a completed Ballot in accordance with the instructions set forth therein.

PLEASE DELIVER YOUR BALLOT PROMPTLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT

OR THESE VOTING INSTRUCTIONS,

PLEASE CALL THE SOLICITATION AGENT AT 1-866-249-8112.

PLEASE BE ADVISED THAT THE SOLICITATION AGENT CANNOT AND WILL NOT PROVIDE LEGAL ADVICE WITH RESPECT TO THE DEBTORS’ SOLICITATION DOCUMENTS, INCLUDING THE DISCLOSURE STATEMENT AND PLAN.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE DEBTORS OR THE SOLICITATION AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DEBTORS’ SOLICITATION DOCUMENTS, INCLUDING THE DISCLOSURE STATEMENT AND PLAN.

2

VOTING INSTRUCTIONS

1.	The Debtors are soliciting the votes of holders of Class 5 Note Claims and Class 6A Holdings Equity Interests with respect to the Debtors’ Plan. Your rights are described in the Disclosure Statement and Plan. The Disclosure Statement, Plan, Solicitation Procedures Order and Solicitation Procedures are included with this Ballot. These documents, along with the Exhibits to the Plan and all other Solicitation Documents, can be obtained by accessing the Debtors’ website at www.gsirestructuring.com or by requesting a copy from the Debtors’ Solicitation Agent by writing to The Garden City Group, Inc., Attn: MES International, Inc., et al., P.O. Box 9573, Dublin, OH 43017-4873, or by telephone at 1-866-249-8112. All capitalized terms used in the Ballot or in these instructions, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Solicitation Procedures Motion, Disclosure Statement, or Plan, as the case may be.

2.	Subject to certain exceptions, the Plan can be confirmed by the Bankruptcy Court and, therefore, made binding on all holders, if it is accepted by the holders of two-thirds (2/3) in amount and more than one-half (1/2) in number of Claims or Equity Interests, as the case may be, in each impaired Class voting on the Plan.

3.	To ensure that your vote is counted, you must complete and return this Ballot as follows: (a) review the Disclosures and Certifications in Item 4 of the Ballot; (b) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot; and (c) sign and return the Ballot in the enclosed pre-addressed, postage pre-paid envelope so that it is ACTUALLY RECEIVED by the Solicitation Agent by the Voting Deadline, February 15, 2010 at 4:00 p.m. Prevailing Eastern Time.

4.	If a Ballot is received after the Voting Deadline, it may not be counted. The method of delivery of a Ballot to the Solicitation Agent is at the election and risk of each entity. Except as otherwise provided herein, such delivery will be deemed made only when the original executed Ballot is ACTUALLY RECEIVED by the Solicitation Agent. Sufficient time should be allowed to assure timely delivery. Delivery of a Ballot by facsimile transmission, e-mail or any other electronic means will not be valid. This Ballot should not be sent to the Debtors, any of their agents (other than the Solicitation Agent), any indenture trustee (unless specifically instructed to do so) or the Debtors’ financial or legal advisors.

5.	You must vote all of your Claims within a particular Plan Class either to accept or reject the Plan and may not split your vote. Accordingly, a Ballot that partially rejects and partially accepts the Plan will not be counted.

6.	If multiple Ballots are received from you with respect to the same Claim prior to the Voting Deadline, the last Ballot timely received will be deemed to reflect your intent and will supersede and revoke any prior Ballot received.

7.	The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan.

8.	This Ballot does not constitute, and shall not be deemed to be, a Proof of Claim or Equity Interest or an assertion or admission of a Claim or Equity Interest.

9.	The following Ballots shall not be counted in determining the acceptance or rejection of the Plan: (a) any Ballot that is illegible or contains insufficient information to permit the identification of the creditor; (b) any Ballot cast by a person or entity that does not hold a Claim in a Class that is entitled to vote on the Plan; and (c) any unsigned Ballot.

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10.	Please be sure to sign and date your Ballot. If you are signing the Ballot as a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other entity acting in a fiduciary or representative capacity, you must indicate such capacity when signing and, if required or requested by the Solicitation Agent, the Debtors or the Bankruptcy Court, submit proper evidence satisfactory to the requesting party that you are authorized to so act on behalf of the Holder. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label.

11.	If you hold Claims or Equity Interests in more than one Class under the Plan, you will receive more than one Ballot coded for each different Class. Each Ballot votes only your Claims or Equity Interests indicated on that Ballot. Please complete and return each Ballot you receive.

12.	If you believe you have received the wrong Ballot, please contact the Solicitation Agent immediately.

13.	Unless otherwise directed by the Bankruptcy Court, delivery of a defective or irregular Ballot will not be deemed to have been made until such defect or irregularity has been cured or waived by the Debtors. Any waiver by the Debtors of defects or irregularities in any Ballot will be detailed in the Voting Report filed with the Bankruptcy Court by the Solicitation Agent. Neither the Debtors, nor any other person or entity, will be under any duty to provide notification of defects or irregularities with respect to delivered Ballots, nor will any of them incur any liability for failure to provide such notification.

THIS BALLOT MUST BE RETURNED AS FOLLOWS:

If by U.S. Postal Service:

THE GARDEN CITY GROUP, INC.

ATTN: MES INTERNATIONAL, INC., ET AL.

P.O. BOX 9573

DUBLIN, OH 43017-4873

PHONE: 1-866-249-8112

If by Overnight Mail or Hand Delivery:

THE GARDEN CITY GROUP, INC.

5151 BLAZER PARKWAY, SUITE A

DUBLIN, OH 43017

PHONE: 1-866-249-8112

THIS BALLOT MUST BE RETURNED SO AS TO BE RECEIVED

ON OR BEFORE FEBRUARY 15, 2010 AT 4:00 P.M.

PREVAILING EASTERN TIME,

OR YOUR VOTE MAY NOT BE COUNTED.

4

This Ballot is divided into two parts:

PART I.	WHO SHOULD USE THIS BALLOT AND HOW TO USE THIS BALLOT

PART II.	ITEMS ON THIS BALLOT

Item 1.	Amount of Note Claim in Class 5

Item 2.	Note Claims Vote

Item 3.	Releases (Optional)

Item 4.	Disclosures and Certifications

PART I.	WHO SHOULD USE THIS BALLOT AND HOW TO USE THIS BALLOT

This Ballot is to be used by the Holders of Class 5 Note Claims. This Ballot may not be used for any purpose other than casting votes to accept or reject the Plan. This Ballot does not constitute, and shall not be deemed to be, a Proof of Claim or an assertion or admission of a Claim.

PLEASE READ AND FOLLOW THE INSTRUCTIONS ON THIS BALLOT CAREFULLY. THIS BALLOT IS ACCOMPANIED BY A PRE-ADDRESSED, POSTAGE PRE-PAID RETURN ENVELOPE. YOUR VOTE MUST BE RECEIVED BY THE SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE, FEBRUARY 15, 2010 AT 4:00 P.M. PREVAILING EASTERN TIME.

PART II.	ITEMS ON THIS BALLOT

Item 1.	Amount of Note Claims in Class 5 under the Plan

a. The undersigned certifies that, as of the Voting Record Date, the undersigned was the Holder of a Class 5A Senior Note Claim in the amount of $                    .__.

-OR-

b. The undersigned certifies that, as of the Voting Record Date, the undersigned was the Holder of a Class 5B GSI UK Note Claim in the amount of $                    .__.

Item 2.	Note Claims Vote

The Debtors recommend that you vote to accept the Plan.

The Holder of the Class 5 Note Claim set forth in Item 1 votes to (please check one):

ACCEPT THE PLAN CHECK HERE ☐	REJECT THE PLAN CHECK HERE ☐

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ANY BALLOT WHICH INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED.

A VOTE TO ACCEPT THE PLAN CONSTITUTES AN ACCEPTANCE AND CONSENT TO THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS SET FORTH IN ARTICLE VI AND ARTICLE XIII OF THE PLAN UNLESS YOU “OPT-OUT” OF SUCH RELEASES IN ITEM 3 BELOW. IN ADDITION, IF YOU ABSTAIN (CHOOSE NOT TO VOTE), SEE ITEM 3 BELOW. A VOTE TO REJECT THE PLAN INCLUDES A REJECTION OF ANY RELEASES SET FORTH IN THE PLAN.

PLEASE SEE ARTICLE VI, SECTION 6.19 AND ARTICLE XIII, SECTIONS 13.6, 13.7, 13.8 AND 13.22 OF THE PLAN FOR INFORMATION ABOUT THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS.

Item 3.	Releases (Optional)

PURSUANT TO THE PLAN, IF YOU RETURN A BALLOT AND VOTE TO ACCEPT THE PLAN, YOU ARE AUTOMATICALLY DEEMED TO HAVE ACCEPTED THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS IN ARTICLE VI AND ARTICLE XIII OF THE PLAN. YOU ARE ALSO DEEMED TO HAVE ACCEPTED THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS IN ARTICLE VI AND ARTICLE XIII OF THE PLAN IF YOU DO NOT CAST A VOTE WITH RESPECT TO THE PLAN. HOWEVER, YOU MAY CHECK THE BOX BELOW TO REJECT SUCH RELEASE PROVISIONS IN THE PLAN.

☐	The undersigned elects not to grant the releases set forth in Article VI and Article XIII of the Plan.

Item 4.	Disclosures and Certifications

Disclosures

(i) A Holder of a Claim or Equity Interest is required to cast the same vote within a particular Class on every Ballot completed by such Holder with respect to such Claim or Equity Interest;

(ii) Only the latest dated Ballot cast prior to the Voting Deadline with respect to the Class 5 Note Claim identified in Item 1 will be counted and, if any other Ballots have been cast with respect to such Class 5 Note Claim, such other Ballots will be deemed revoked;

(iii) (a) The Debtors have made available to all Holders of Claims or Equity Interests entitled to vote on the Plan or their authorized agents all of the Solicitation Documents and, (b) except for the Solicitation Documents, such Holders are not to have relied on any statement made or other information received from any person with respect to the Plan; and

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(iv) All authority conferred or agreed to be conferred pursuant to this Ballot and every obligation of the undersigned hereunder shall be binding upon the transferees, successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Certifications

Upon execution of this Ballot, the Holder of the Class 5 Note Claim identified in Item 1 above certifies that:

(i) (a) as of the Voting Record Date, it was the Holder of the Class 5 Note Claim in the amount indicated in Item 1 or (b) it is an authorized signatory for an entity that was the Holder of the Class 5 Note Claim in the amount indicated in Item 1 as of the Voting Record Date;

(ii) it (or in the case of an authorized signatory, the Holder) is eligible to be treated as the Holder of the Class 5 Note Claim in the amount indicated in Item 1 for the purposes of voting on the Plan; and

(iii) it has reviewed and understands the disclosures in the section titled “Disclosures” immediately above.

Dated:	Name of Holder:

Signature:

By (if not Holder):

Title (if appropriate):

Telephone Number:

Street Address:

City, State and Zip Code:

☐	Please check here if the above address is a Change of Address that you would like reflected in the Master Mailing List for these Chapter 11 Cases.

7

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
MES INTERNATIONAL, INC., et al., [1]	)	Case No. 09-14109 (PJW)
)
Debtors.	)	Jointly Administered
)

GENERAL BALLOT FOR ACCEPTING OR REJECTING

THE DEBTORS’ CHAPTER 11 PLAN

CLASS 6A – HOLDINGS EQUITY INTEREST

PLEASE READ AND FOLLOW THE ENCLOSED

VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT.

PLEASE CHECK THE APPROPRIATE BOX BELOW

TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

THIS BALLOT IS ACCOMPANIED BY A PRE-ADDRESSED, POSTAGE PRE-PAID RETURN ENVELOPE THAT IS ADDRESSED TO THE GARDEN CITY GROUP, INC. (THE “SOLICITATION AGENT”). THIS BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT ON OR BEFORE FEBRUARY 15, 2010 AT 4:00 P.M. PREVAILING EASTERN TIME (THE “VOTING DEADLINE”). IF YOUR BALLOT IS NOT RECEIVED BY THE VOTING DEADLINE, THE DEBTORS MAY CONSIDER SUCH BALLOT INVALID. IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.

This Ballot may not be used for any purpose other than submitting votes with respect to the First Modified Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Plan”). All capitalized terms used in this Ballot or in these instructions, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Order Approving the Debtors’ Disclosure Statement and Relief Related Thereto (the “Solicitation Procedures Order”), First Modified Disclosure Statement Accompanying the Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Disclosure Statement”), or Plan, as the case may be.

This Ballot is being sent to you because the Debtors’ records indicate that you are a Holder of a Class 6A Holdings Equity Interest as of January 8, 2010 (the “Voting Record Date”), and accordingly, you are entitled to vote to accept or reject the Debtors’ Plan. Your rights are

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: MES International, Inc. (1964); GSI Group Inc. (0412); and GSI Group Corporation (9358). The Debtors’ headquarters is located at 125 Middlesex Turnpike, Bedford, MA 01730.

described in the Disclosure Statement and the Plan. The Disclosure Statement, Plan, Solicitation Procedures Order and certain other materials contained in the Exhibits to the Plan are enclosed with this Ballot. These documents, along with the Exhibits to the Plan and all other Solicitation Documents can be obtained by accessing the Debtors’ website at www.gsirestructuring.com or by requesting a copy from the Debtors’ Solicitation Agent by writing to The Garden City Group, Inc., Attn: MES International, Inc., et al., P.O. Box 9573, Dublin, OH 43017-4873, or by telephone at 1-866-249-8112.

The Bankruptcy Court has approved the Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you believe you have received this Ballot in error, please contact the Solicitation Agent at the address or telephone number above.

You should carefully and thoroughly review the Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your Holdings Equity Interest under the Plan, which has been placed in Class 6A. If you hold Claims or Equity Interests in more than one Class, you will receive a Ballot for each Class in which you are entitled to vote. You should return all Ballots for each Class in which you are entitled to vote. All persons or entities receiving a Ballot with respect to Class 6A Holdings Equity Interests should return a completed Ballot in accordance with the instructions set forth therein.

PLEASE DELIVER YOUR BALLOT PROMPTLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT

OR THESE VOTING INSTRUCTIONS,

PLEASE CALL THE SOLICITATION AGENT AT 1-866-249-8112.

PLEASE BE ADVISED THAT THE SOLICITATION AGENT CANNOT AND WILL NOT PROVIDE LEGAL ADVICE WITH RESPECT TO THE DEBTORS’ SOLICITATION DOCUMENTS, INCLUDING THE DISCLOSURE STATEMENT AND PLAN.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE DEBTORS OR THE SOLICITATION AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DEBTORS’ SOLICITATION DOCUMENTS, INCLUDING THE DISCLOSURE STATEMENT AND PLAN.

2

VOTING INSTRUCTIONS

1.	The Debtors are soliciting the votes of holders of Class 5 Note Claims and Class 6A Holdings Equity Interests with respect to the Debtors’ Plan. Your rights are described in the Disclosure Statement and Plan. The Disclosure Statement, Plan, Solicitation Procedures Order and Solicitation Procedures are included with this Ballot. These documents, along with the Exhibits to the Plan and all other Solicitation Documents, can be obtained by accessing the Debtors’ website at www.gsirestructuring.com or by requesting a copy from the Debtors’ Solicitation Agent by writing to The Garden City Group, Inc., Attn: MES International, Inc., et al., P.O. Box 9573, Dublin, OH 43017-4873, or by telephone at 1-866-249-8112. All capitalized terms used in the Ballot or in these instructions, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Solicitation Procedures Motion, Disclosure Statement, or Plan, as the case may be.

2.	Subject to certain exceptions, the Plan can be confirmed by the Bankruptcy Court and, therefore, made binding on all holders, if it is accepted by the holders of two-thirds (2/3) in amount and more than one-half (1/2) in number of Claims or Equity Interests, as the case may be, in each impaired Class voting on the Plan.

3.	To ensure that your vote is counted, you must complete and return this Ballot as follows: (a) review the Disclosures and Certifications in Item 4 of the Ballot; (b) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot; and (c) sign and return the Ballot in the enclosed pre-addressed, postage pre-paid envelope so that it is ACTUALLY RECEIVED by the Solicitation Agent by the Voting Deadline, February 15, 2010 at 4:00 p.m. Prevailing Eastern Time.

4.	If a Ballot is received after the Voting Deadline, it may not be counted. The method of delivery of a Ballot to the Solicitation Agent is at the election and risk of each entity. Except as otherwise provided herein, such delivery will be deemed made only when the original executed Ballot is ACTUALLY RECEIVED by the Solicitation Agent. Sufficient time should be allowed to assure timely delivery. Delivery of a Ballot by facsimile transmission, e-mail or any other electronic means will not be valid. This Ballot should not be sent to the Debtors, any of their agents (other than the Solicitation Agent), any indenture trustee (unless specifically instructed to do so) or the Debtors’ financial or legal advisors.

5.	You must vote all of your Equity Interests within a particular Plan Class either to accept or reject the Plan and may not split your vote. Accordingly, a Ballot that partially rejects and partially accepts the Plan will not be counted.

6.	If multiple Ballots are received from you with respect to the same Equity Interest prior to the Voting Deadline, the last Ballot timely received will be deemed to reflect your intent and will supersede and revoke any prior Ballot received.

7.	The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan.

8.	This Ballot does not constitute, and shall not be deemed to be, a Proof of Equity Interest or an assertion or admission of an Equity Interest.

3

9.	The following Ballots shall not be counted in determining the acceptance or rejection of the Plan: (a) any Ballot that is illegible or contains insufficient information to permit the identification of the creditor; (b) any Ballot cast by a person or entity that does not hold a Claim in a Class that is entitled to vote on the Plan; and (c) any unsigned Ballot.

10.	Please be sure to sign and date your Ballot. If you are signing the Ballot as a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other entity acting in a fiduciary or representative capacity, you must indicate such capacity when signing and, if required or requested by the Solicitation Agent, the Debtors or the Bankruptcy Court, submit proper evidence satisfactory to the requesting party that you are authorized to so act on behalf of the Holder. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label.

11.	If you hold Claims or Equity Interests in more than one Class under the Plan, you will receive more than one Ballot coded for each different Class. Each Ballot votes only your Claims or Equity Interests indicated on that Ballot. Please complete and return each Ballot you receive.

12.	If you believe you have received the wrong Ballot, please contact the Solicitation Agent immediately.

13.	Unless otherwise directed by the Bankruptcy Court, delivery of a defective or irregular Ballot will not be deemed to have been made until such defect or irregularity has been cured or waived by the Debtors. Any waiver by the Debtors of defects or irregularities in any Ballot will be detailed in the Voting Report filed with the Bankruptcy Court by the Solicitation Agent. Neither the Debtors, nor any other person or entity, will be under any duty to provide notification of defects or irregularities with respect to delivered Ballots, nor will any of them incur any liability for failure to provide such notification.

THIS BALLOT MUST BE RETURNED AS FOLLOWS:

If by U.S. Postal Service:

THE GARDEN CITY GROUP, INC.

ATTN: MES INTERNATIONAL, INC., ET AL.

P.O. BOX 9573

DUBLIN, OH 43017-4873

PHONE: 1-866-249-8112

If by Overnight Mail or Hand Delivery:

THE GARDEN CITY GROUP, INC.

5151 BLAZER PARKWAY, SUITE A

DUBLIN, OH 43017

PHONE: 1-866-249-8112

THIS BALLOT MUST BE RETURNED SO AS TO BE RECEIVED

ON OR BEFORE FEBRUARY 15, 2010 at 4:00 P.M.

PREVAILING EASTERN TIME,

OR YOUR VOTE MAY NOT BE COUNTED.

4

This Ballot is divided into two parts:

PART I.	WHO SHOULD USE THIS BALLOT AND HOW TO USE THIS BALLOT

PART II.	ITEMS ON THIS BALLOT

Item 1.	Amount of Holdings Equity Interests in Class 6A

Item 2.	Holdings Equity Interests Vote

Item 3.	Releases (Optional)

Item 4.	Disclosures and Certifications

PART I.	WHO SHOULD USE THIS BALLOT AND HOW TO USE THIS BALLOT

This Ballot is to be used by the Holders of Class 6A Holdings Equity Interests. This Ballot may not be used for any purpose other than casting votes to accept or reject the Plan. This Ballot does not constitute, and shall not be deemed to be, a proof of Equity Interest or an assertion or admission of an Equity Interest.

PLEASE READ AND FOLLOW THE INSTRUCTIONS ON THIS BALLOT CAREFULLY. THIS BALLOT IS ACCOMPANIED BY A PRE-ADDRESSED, POSTAGE PRE-PAID RETURN ENVELOPE. YOUR VOTE MUST BE RECEIVED BY THE SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE, FEBRUARY 15, 2010 AT 4:00 P.M. PREVAILING EASTERN TIME.

PART II.	ITEMS ON THIS BALLOT

Item 1.	Amount of Holdings Equity Interests in Class 6A under the Plan

The undersigned certifies that, as of the Voting Record Date, the undersigned was the Holder of a Class 6A Holdings Equity Interest in the amount of                      common shares.

Item 2.	Holdings Equity Interest Vote

The Debtors recommend that you vote to accept the Plan.

The Holder of the Class 6A Holdings Equity Interest set forth in Item 1 votes to (please check one):

ACCEPT THE PLAN CHECK HERE ☐	REJECT THE PLAN CHECK HERE ☐

5

ANY BALLOT WHICH INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED.

A VOTE TO ACCEPT THE PLAN CONSTITUTES AN ACCEPTANCE AND CONSENT TO THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS SET FORTH IN ARTICLE VI AND ARTICLE XIII OF THE PLAN UNLESS YOU “OPT-OUT” OF SUCH RELEASES IN ITEM 3 BELOW. IN ADDITION, IF YOU ABSTAIN (CHOOSE NOT TO VOTE), SEE ITEM 3 BELOW. A VOTE TO REJECT THE PLAN INCLUDES A REJECTION OF ANY RELEASES SET FORTH IN THE PLAN.

PLEASE SEE ARTICLE VI, SECTION 6.19 AND ARTICLE XIII, SECTIONS 13.6, 13.7, 13.8 AND 13.22 OF THE PLAN FOR INFORMATION ABOUT THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS.

Item 3.	Releases (Optional)

PURSUANT TO THE PLAN, IF YOU RETURN A BALLOT AND VOTE TO ACCEPT THE PLAN, YOU ARE AUTOMATICALLY DEEMED TO HAVE ACCEPTED THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS IN ARTICLE VI AND ARTICLE XIII OF THE PLAN. YOU ARE ALSO DEEMED TO HAVE ACCEPTED THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS IN ARTICLE VI AND ARTICLE XIII OF THE PLAN IF YOU DO NOT CAST A VOTE WITH RESPECT TO THE PLAN. HOWEVER, YOU MAY CHECK THE BOX BELOW TO REJECT SUCH RELEASE PROVISIONS IN THE PLAN.

☐	The undersigned elects not to grant the releases set forth in Article VI and Article XIII of the Plan.

Item 4.	Disclosures and Certifications

Disclosures

(i) A Holder of a Claim or Equity Interest is required to cast the same vote within a particular Class on every Ballot completed by such Holder with respect to such Claim or Equity Interest;

(ii) Only the latest dated Ballot cast prior to the Voting Deadline with respect to the Equity Interest identified in Item 1 will be counted and, if any other Ballots have been cast with respect to such Equity Interest, such other Ballots will be deemed revoked;

(iii) (a) The Debtors have made available to all Holders of Claims or Equity Interests entitled to vote on the Plan or their authorized agents all of the Solicitation Documents and, (b) except for the Solicitation Documents, such Holders are not to have relied on any statement made or other information received from any person with respect to the Plan; and

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(iv) All authority conferred or agreed to be conferred pursuant to this Ballot and every obligation of the undersigned hereunder shall be binding upon the transferees, successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Certifications

Upon execution of this Ballot, the Holder of the Class 6A Holdings Equity Interest identified in Item 1 above certifies that:

(i) (a) as of the Voting Record Date, it was the Holder of the Class 6A Holdings Equity Interest in the amount indicated in Item 1 or (b) it is an authorized signatory for an entity that was the Holder of the Class 6A Holdings Equity Interest in the amount indicated in Item 1 as of the Voting Record Date;

(ii) it (or in the case of an authorized signatory, the Holder) is eligible to be treated as the Holder of the Class 6A Holdings Equity Interest in the amount indicated in Item 1 for the purposes of voting on the Plan; and

(iii) it has reviewed and understands the disclosures in the section titled “Disclosures” immediately above.

Dated:	Name of Holder:

Signature:

By (if not Holder):

Title (if appropriate):

Telephone Number:

Street Address:

City, State and Zip Code:

☐	Please check here if the above address is a Change of Address that you would like reflected in the Master Mailing List for these Chapter 11 Cases.

7

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
MES INTERNATIONAL, INC., et al., [1]	)	Case No. 09-14109 (PJW)
)
Debtors.	)	Jointly Administered
)

BENEFICIAL BALLOT FOR ACCEPTING OR REJECTING

THE DEBTORS’ CHAPTER 11 PLAN

CLASS 5 – NOTE CLAIMS

PLEASE READ AND FOLLOW THE ENCLOSED

VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT.

PLEASE CHECK THE APPROPRIATE BOX BELOW

TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

THIS BALLOT IS ONLY FOR THE BENEFICIAL HOLDERS OF THE CLASS 5 NOTE CLAIMS. THIS BALLOT MUST BE RECEIVED BY THE GARDEN CITY GROUP, INC. (THE “SOLICITATION AGENT”) ON OR BEFORE FEBRUARY 15, 2010 AT 4:00 P.M. PREVAILING EASTERN TIME (THE “VOTING DEADLINE”). IF YOUR BALLOT IS NOT RECEIVED BY THE VOTING DEADLINE, THE DEBTORS MAY CONSIDER SUCH BALLOT INVALID.

PLEASE NOTE: IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO YOUR BANK, BROKER, OR OTHER VOTING NOMINEE (EACH OF THE FOREGOING, A “VOTING NOMINEE”), YOU MUST RETURN YOUR BALLOT TO SUCH VOTING NOMINEE EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED BY YOUR VOTING NOMINEE AND THEN FORWARDED BY YOUR VOTING NOMINEE TO THE SOLICITATION AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.

This Ballot may not be used for any purpose other than submitting votes with respect to the First Modified Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Plan”). All capitalized terms used in this Ballot or in these instructions, but not otherwise defined herein, shall have the meaning ascribed to such

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: MES International, Inc. (1964); GSI Group Inc. (0412); and GSI Group Corporation (9358). The Debtors’ headquarters is located at 125 Middlesex Turnpike, Bedford, MA 01730.

terms in the Order Approving the Debtors’ Disclosure Statement and Relief Related Thereto (the “Solicitation Procedures Order”), First Modified Disclosure Statement Accompanying the Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Disclosure Statement”), or Plan, as the case may be.

This Ballot is being sent to you because the Debtors’ records indicate that you are a Holder of a Class 5 Note Claim as of January 8, 2010 (the “Voting Record Date”), and accordingly, you are entitled to vote to accept or reject the Debtors’ Plan. Your rights are described in the Disclosure Statement and Plan. The Disclosure Statement, Plan, Solicitation Procedures Order and certain other materials contained in the Exhibits to the Plan are enclosed with this Ballot. These documents, along with the Exhibits to the Plan and all other Solicitation Documents, can be obtained by accessing the Debtors’ website at www.gsirestructuring.com or by requesting a copy from the Debtors’ Solicitation Agent by writing to The Garden City Group, Inc., Attn: MES International, Inc., et al., P.O. Box 9573, Dublin, OH 43017-4873 or by telephone at 1-866-249-8112.

The Bankruptcy Court has approved the Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you believe you have received this Ballot in error, please contact the Solicitation Agent at the address or telephone number above.

You should carefully and thoroughly review the Disclosure Statement and the Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your Claim under the Plan. Your Claim has been placed in Class 5, entitled “Note Claims.” If you hold Claims in more than one Class, you will receive a Ballot for each Class in which you are entitled to vote. You should return all Ballots for each Class in which you are entitled to vote. All persons or entities receiving a Ballot with respect to Class 5 Note Claims should return a completed Ballot in accordance with the instructions set forth therein.

PLEASE DELIVER YOUR BALLOT PROMPTLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT

OR THESE VOTING INSTRUCTIONS,

PLEASE CALL THE SOLICITATION AGENT AT 1-866-249-8112.

PLEASE BE ADVISED THAT THE SOLICITATION AGENT CANNOT AND WILL NOT PROVIDE LEGAL ADVICE WITH RESPECT TO THE DEBTORS’ SOLICITATION DOCUMENTS, INCLUDING THE DISCLOSURE STATEMENT AND PLAN.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE DEBTORS OR THE SOLICITATION AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DEBTORS’ SOLICITATION DOCUMENTS, INCLUDING THE DISCLOSURE STATEMENT AND PLAN.

2

SPECIAL VOTING INSTRUCTIONS FOR HOLDERS OF CLASS 5 NOTE CLAIMS

1.	The Debtors are soliciting the votes of holders of Class 5 Note Claims and Class 6A Holdings Equity Interests with respect to the Debtors’ Plan. Your rights are described in the Disclosure Statement and Plan. The Disclosure Statement, Plan, Solicitation Procedures Order and Solicitation Procedures are included with this Ballot. These documents, along with the Exhibits to the Plan and all other Solicitation Documents, can be obtained by accessing the Debtors’ website at www.gsirestructuring.com or by requesting a copy from the Debtors’ Solicitation Agent by writing to The Garden City Group, Inc., Attn: MES International, Inc., et al., P.O. Box 9573, Dublin, OH 43017-4873 or by telephone at 1-866-249-8112. All capitalized terms used in the Ballot or in these instructions, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Solicitation Procedures Motion, Disclosure Statement, or Plan, as the case may be.

2.	Subject to certain exceptions, the Plan can be confirmed by the Bankruptcy Court and, therefore, made binding on all holders, if it is accepted by the holders of two-thirds (2/3) in amount and more than one-half (1/2) in number of Claims in each impaired Class voting on the Plan.

3.	To ensure that your vote is counted, you must complete and return this Ballot as follows: (a) review the Disclosures and Certifications in Item 4 of the Ballot; (b) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot; and (c) sign and return the Ballot in the enclosed pre-addressed, postage pre-paid envelope. IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO YOUR BANK, BROKER, OR OTHER VOTING NOMINEE (EACH OF THE FOREGOING, A “VOTING NOMINEE”), PLEASE ALLOW SUFFICIENT TIME FOR YOUR VOTING NOMINEE TO PROCESS YOUR VOTE ON A MASTER BALLOT AND RETURN THE MASTER BALLOT TO THE SOLICITATION AGENT BEFORE THE VOTING DEADLINE.

4.	If a Master Ballot is received after the Voting Deadline, it may not be counted.

5.	You must vote all of your Claims within a particular Plan Class either to accept or reject the Plan and may not split your vote. Accordingly, a Ballot that partially rejects and partially accepts the Plan will not be counted.

6.	If multiple Ballots are received from you with respect to the same Claim prior to the Voting Deadline, the last Ballot timely received will be deemed to reflect your intent and will supersede and revoke any prior Ballot received.

7.	The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan.

8.	This Ballot does not constitute, and shall not be deemed to be, a Proof of Claim or Equity Interest or an assertion or admission of a Claim or Equity Interest.

9.	The following Ballots shall not be counted in determining the acceptance or rejection of the Plan: (a) any Ballot that is illegible or contains insufficient information to permit the identification of the creditor; (b) any Ballot cast by a person or entity that does not hold a Claim in a Class that is entitled to vote on the Plan; and (c) any unsigned Ballot.

3

10.	Please be sure to sign and date your Ballot. If you are signing the Ballot as a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other entity acting in a fiduciary or representative capacity, you must indicate such capacity when signing and, if required or requested by the Solicitation Agent, Debtors or Bankruptcy Court, submit proper evidence satisfactory to the requesting party that you are authorized to so act on behalf of the Holder. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label.

11.	If you hold Claims in more than one Class under the Plan, you will receive more than one Ballot coded for each different Class. Each Ballot votes only your Claims indicated on that Ballot. Please complete and return each Ballot you receive.

12.	If you believe you have received the wrong Ballot, please contact the Solicitation Agent immediately.

13.	Unless otherwise directed by the Bankruptcy Court, delivery of a defective or irregular Ballot will not be deemed to have been made until such defect or irregularity has been cured or waived by the Debtors. Any waiver by the Debtors of defects or irregularities in any Ballot will be detailed in the Voting Report filed with the Bankruptcy Court by the Solicitation Agent. Neither the Debtors, nor any other person or entity, will be under any duty to provide notification of defects or irregularities with respect to delivered Ballots, nor will any of them incur any liability for failure to provide such notification.

THIS BALLOT MUST BE RETURNED AS FOLLOWS:

If by U.S. Postal Service:

THE GARDEN CITY GROUP, INC.

ATTN: MES INTERNATIONAL, INC., ET AL.

P.O. BOX 9573

DUBLIN, OH 43017-4873

PHONE: 1-866-249-8112

If by Overnight Mail or Hand Delivery:

THE GARDEN CITY GROUP, INC.

5151 BLAZER PARKWAY, SUITE A

DUBLIN, OH 43017

PHONE: 1-866-249-8112

THIS BALLOT MUST BE RETURNED SO AS TO BE RECEIVED

ON OR BEFORE FEBRUARY 15, 2010 AT 4:00 P.M.

PREVAILING EASTERN TIME,

OR YOUR VOTE MAY NOT BE COUNTED.

4

This Ballot is divided into two parts:

PART I.	WHO SHOULD USE THIS BALLOT AND HOW TO USE THIS BALLOT

PART II.	ITEMS ON THIS BALLOT

Item 1.	Amount of Class 5 Note Claim

Item 2.	Note Claim Vote

Item 3.	Releases (Optional)

Item 4.	Disclosures and Certifications

PART I. WHO SHOULD USE THIS BALLOT AND HOW TO USE THIS BALLOT

This Ballot is to be used by the Holder of a Class 5 Note Claim. This Ballot may not be used for any purpose other than casting votes to accept or reject the Plan. This Ballot does not constitute, and shall not be deemed to be, a Proof of Claim or an assertion or admission of a Claim.

PLEASE READ AND FOLLOW THE INSTRUCTIONS ON THIS BALLOT CAREFULLY. THIS BALLOT IS ACCOMPANIED BY A PRE-ADDRESSED, POSTAGE PRE-PAID RETURN ENVELOPE. YOUR VOTE MUST BE RECEIVED BY THE SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE, FEBRUARY 15, 2010 AT 4:00 P.M. PREVAILING EASTERN TIME.

PART II. ITEMS ON THIS BALLOT

Item 1.	Amount of Note Claim under Class 5 in the Plan

a. The undersigned certifies that, as of the Voting Record Date, the undersigned was the Beneficial Holder of a Class 5A Senior Note Claim in the amount of $                    .__.

-OR-

b. The undersigned certifies that, as of the Voting Record Date, the undersigned was the Beneficial Holder of a Class 5B GSI UK Note Claim in the amount of $                    .__.

5

Item 2.	Note Claim Vote

The Debtors recommend that you vote to accept the Plan.

The Holder of the Class 5 Note Claim set forth in Item 1 votes to (please check one):

ACCEPT THE PLAN CHECK HERE ☐	REJECT THE PLAN CHECK HERE ☐

ANY BALLOT WHICH INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED.

A VOTE TO ACCEPT THE PLAN CONSTITUTES AN ACCEPTANCE AND CONSENT TO THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS SET FORTH IN ARTICLE VI AND ARTICLE XIII OF THE PLAN UNLESS YOU “OPT-OUT” OF SUCH RELEASES IN ITEM 3 BELOW. IN ADDITION, IF YOU ABSTAIN (CHOOSE NOT TO VOTE), SEE ITEM 3 BELOW. A VOTE TO REJECT THE PLAN INCLUDES A REJECTION OF ANY RELEASES SET FORTH IN THE PLAN.

PLEASE SEE ARTICLE VI, SECTION 6.19 AND ARTICLE XIII, SECTIONS 13.6, 13.7, 13.8 AND 13.22 OF THE PLAN FOR INFORMATION ABOUT THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS.

Item 3.	Releases (Optional)

PURSUANT TO THE PLAN, IF YOU RETURN A BALLOT AND VOTE TO ACCEPT THE PLAN, YOU ARE AUTOMATICALLY DEEMED TO HAVE ACCEPTED THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS IN ARTICLE VI AND ARTICLE XIII OF THE PLAN. YOU ARE ALSO DEEMED TO HAVE ACCEPTED THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS IN ARTICLE VI AND ARTICLE XIII OF THE PLAN IF YOU DO NOT CAST A VOTE WITH RESPECT TO THE PLAN. HOWEVER, YOU MAY CHECK THE BOX BELOW TO REJECT SUCH RELEASE PROVISIONS IN THE PLAN.

☐	The undersigned elects not to grant the releases set forth in Article VI and Article XIII of the Plan.

6

Item 4.	Disclosures and Certifications

Disclosures

(i) A Holder of a Claim or Equity Interest is required to cast the same vote within a particular Class on every Ballot completed by such Holder with respect to such Claim or Equity Interest;

(ii) Only the latest dated Ballot cast prior to the Voting Deadline with respect to the Note Claim identified in Item 1 will be counted and, if any other Ballots have been cast with respect to such Note Claim, such other Ballots will be deemed revoked;

(iii) (a) The Debtors have made available to all Holders of Claims or Equity Interests entitled to vote on the Plan or their authorized agents all of the Solicitation Documents and, (b) except for the Solicitation Documents, such Holders are not to have relied on any statement made or other information received from any person with respect to the Plan; and

(iv) All authority conferred or agreed to be conferred pursuant to this Ballot and every obligation of the undersigned hereunder shall be binding upon the transferees, successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Certifications

Upon execution of this Ballot, the Beneficial Holder of the Note Claim identified in Item 1 above certifies that:

(i) (a) as of the Voting Record Date, January 8, 2010, it was the Beneficial Holder of the Note Claim in the aggregate amount indicated in Item 1 or (b) it is an authorized signatory for an entity that was the Beneficial Holder of the Note Claim in the aggregate amount indicated in Item 1 as of the Voting Record Date;

(ii) it (or in the case of an authorized signatory, the Holder) is eligible to be treated as the Beneficial Holder of the Note Claim in the aggregate amount indicated in Item 1 for the purposes of voting on the Plan; and

7

(iii) it has reviewed and understands the disclosures in the section titled “Disclosures” immediately above.

Dated:	Name of Holder:

Signature:

By (if not Holder):

Title (if appropriate):

Telephone Number:

Street Address:

City, State and Zip Code:

☐	Please check here if the above address is a Change of Address that you would like reflected in the Master Mailing List for these Chapter 11 Cases.

8

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
MES INTERNATIONAL, INC., et al., [1]	)	Case No. 09-14109 (PJW)
)
Debtors.	)	Jointly Administered
)

BENEFICIAL BALLOT FOR ACCEPTING OR REJECTING

THE DEBTORS’ CHAPTER 11 PLAN

CLASS 6A – HOLDINGS EQUITY INTERESTS

PLEASE READ AND FOLLOW THE ENCLOSED

VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT.

PLEASE CHECK THE APPROPRIATE BOX BELOW

TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

THIS BALLOT IS ONLY FOR THE BENEFICIAL HOLDERS OF THE CLASS 6A HOLDINGS EQUITY INTERESTS. THIS BALLOT MUST BE RECEIVED BY THE GARDEN CITY GROUP, INC. (THE “SOLICITATION AGENT”) ON OR BEFORE FEBRUARY 15, 2010 AT 4:00 P.M. PREVAILING EASTERN TIME (THE “VOTING DEADLINE”). IF YOUR BALLOT IS NOT RECEIVED BY THE VOTING DEADLINE, THE DEBTORS MAY CONSIDER SUCH BALLOT INVALID.

PLEASE NOTE: IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO YOUR BANK, BROKER, OR OTHER VOTING NOMINEE (EACH OF THE FOREGOING, A “VOTING NOMINEE”), YOU MUST RETURN YOUR BALLOT TO SUCH VOTING NOMINEE EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED BY YOUR VOTING NOMINEE AND THEN FORWARDED BY YOUR VOTING NOMINEE TO THE SOLICITATION AGENT BY THE VOTING DEADLINE. THEREFORE, PLEASE ALLOW ADDITIONAL TIME.

IF THE PLAN IS CONFIRMED BY THE BANKRUPTCY COURT, IT WILL BE BINDING ON YOU WHETHER OR NOT YOU VOTE.

This Ballot may not be used for any purpose other than submitting votes with respect to the First Modified Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Plan”). All capitalized terms used in this Ballot or in these instructions, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Order Approving the Debtors’ Disclosure Statement and Relief Related Thereto (the “Solicitation Procedures Order”), First Modified Disclosure Statement Accompanying the Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Disclosure Statement”), or Plan, as the case may be.

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: MES International, Inc. (1964); GSI Group Inc. (0412); and GSI Group Corporation (9358). The Debtors’ headquarters is located at 125 Middlesex Turnpike, Bedford, MA 01730.

This Ballot is being sent to you because the Debtors’ records indicate that you are a Holder of a Class 6A Holdings Equity Interest as of January 8, 2010 (the “Voting Record Date”), and accordingly, you are entitled to vote to accept or reject the Debtors’ Plan. Your rights are described in the Disclosure Statement and Plan. The Disclosure Statement, Plan, Solicitation Procedures Order and certain other materials contained in the Exhibits to the Plan are enclosed with this Ballot. These documents, along with the Exhibits to the Plan and all other Solicitation Documents, can be obtained by accessing the Debtors’ website at www.gsirestructuring.com or by requesting a copy from the Debtors’ Solicitation Agent by writing to The Garden City Group, Inc., Attn: MES International, Inc., et al., P.O. Box 9573, Dublin, OH 43017-4873, or by telephone at 1-866-249-8112.

The Bankruptcy Court has approved the Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code. Bankruptcy Court approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court. If you believe you have received this Ballot in error, please contact the Solicitation Agent at the address or telephone number above.

You should carefully and thoroughly review the Disclosure Statement and Plan before you vote. You may wish to seek legal advice concerning the Plan and the classification and treatment of your Equity Interest under the Plan. Your Equity Interest has been placed in Class 6A, entitled “Holdings Equity Interests.” If you hold Claims or Equity Interests in more than one Class, you will receive a Ballot for each Class in which you are entitled to vote. You should return all Ballots for each Class in which you are entitled to vote. All persons or entities receiving a Ballot with respect to Class 6A Holdings Equity Interests should return a completed Ballot in accordance with the instructions set forth therein.

PLEASE DELIVER YOUR BALLOT PROMPTLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT

OR THESE VOTING INSTRUCTIONS,

PLEASE CALL THE SOLICITATION AGENT AT 1-866-249-8112.

PLEASE BE ADVISED THAT THE SOLICITATION AGENT CANNOT AND WILL NOT PROVIDE LEGAL ADVICE WITH RESPECT TO THE DEBTORS’ SOLICITATION DOCUMENTS, INCLUDING THE DISCLOSURE STATEMENT AND PLAN.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE DEBTORS OR THE SOLICITATION AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DEBTORS’ SOLICITATION DOCUMENTS, INCLUDING THE DISCLOSURE STATEMENT AND PLAN.

SPECIAL VOTING INSTRUCTIONS FOR HOLDERS OF

CLASS 6A HOLDINGS EQUITY INTERESTS

1.	The Debtors are soliciting the votes of holders of Class 5 Note Claims and Class 6A Holdings Equity Interests with respect to the Debtors’ Plan. Your rights are described in the Disclosure Statement and Plan. The Disclosure Statement, Plan, Solicitation Procedures Order and Solicitation Procedures are included with this Ballot. These documents, along with the Exhibits to the Plan and all other Solicitation Documents, can be obtained by accessing the Debtors’ website at www.gsirestructuring.com or by requesting a copy from the Debtors’ Solicitation Agent by writing to The Garden City Group, Inc., Attn: MES International, Inc., et al., P.O. Box 9573, Dublin, OH 43017-4873, or by telephone at 1-866-249-8112. All capitalized terms used in the Ballot or in these instructions, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Solicitation Procedures Motion, Disclosure Statement, or Plan, as the case may be.

2.	Subject to certain exceptions, the Plan can be confirmed by the Bankruptcy Court and, therefore, made binding on all holders, if it is accepted by the holders of two-thirds (2/3) in amount and more than one-half (1/2) in number of claims in each impaired Class voting on the Plan.

3.	To ensure that your vote is counted, you must complete and return this Ballot as follows: (a) review the Disclosures and Certifications in Item 4 of the Ballot; (b) indicate your decision either to accept or reject the Plan in the boxes provided in Item 2 of the Ballot; and (c) sign and return the Ballot in the enclosed pre-addressed, postage pre-paid envelope. IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO YOUR BANK, BROKER, OR OTHER VOTING NOMINEE (EACH OF THE FOREGOING, A “VOTING NOMINEE”), PLEASE ALLOW SUFFICIENT TIME FOR YOUR VOTING NOMINEE TO PROCESS YOUR VOTE ON A MASTER BALLOT AND RETURN THE MASTER BALLOT TO THE SOLICITATION AGENT BEFORE THE VOTING DEADLINE.

4.	If a Master Ballot is received after the Voting Deadline, it may not be counted.

5.	You must vote all of your Equity Interests within a particular Plan Class either to accept or reject the Plan and may not split your vote. Accordingly, a Ballot that partially rejects and partially accepts the Plan will not be counted.

6.	If multiple Ballots are received from you with respect to the same Equity Interest prior to the Voting Deadline, the last Ballot timely received will be deemed to reflect your intent and will supersede and revoke any prior Ballot received.

7.	The Ballot is not a letter of transmittal and may not be used for any purpose other than to vote to accept or reject the Plan.

8.	This Ballot does not constitute, and shall not be deemed to be, a Proof of Claim or Equity Interest or an assertion or admission of a Claim or Equity Interest.

9.	The following Ballots shall not be counted in determining the acceptance or rejection of the Plan: (a) any Ballot that is illegible or contains insufficient information to permit the identification of the creditor; (b) any Ballot cast by a person or entity that does not hold a Claim in a Class that is entitled to vote on the Plan; and (c) any unsigned Ballot.

10.	Please be sure to sign and date your Ballot. If you are signing the Ballot as a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other entity acting in a fiduciary or representative capacity, you must indicate such capacity when signing and, if required or requested by the Solicitation Agent, Debtors or Bankruptcy Court, submit proper evidence satisfactory to the requesting party that you are authorized to so act on behalf of the Holder. In addition, please provide your name and mailing address if different from that set forth on the attached mailing label.

11.	If you hold Claims or Equity Interests in more than one Class under the Plan, you will receive more than one Ballot coded for each different Class. Each Ballot votes only your Claims or Equity Interests indicated on that Ballot. Please complete and return each Ballot you receive.

12.	If you believe you have received the wrong Ballot, please contact the Solicitation Agent immediately.

13.	Unless otherwise directed by the Bankruptcy Court, delivery of a defective or irregular Ballot will not be deemed to have been made until such defect or irregularity has been cured or waived by the Debtors. Any waiver by the Debtors of defects or irregularities in any Ballot will be detailed in the Voting Report filed with the Bankruptcy Court by the Solicitation Agent. Neither the Debtors, nor any other person or entity, will be under any duty to provide notification of defects or irregularities with respect to delivered Ballots, nor will any of them incur any liability for failure to provide such notification.

THIS BALLOT MUST BE RETURNED AS FOLLOWS:

If by U.S. Postal Service:

THE GARDEN CITY GROUP, INC.

ATTN: MES INTERNATIONAL, INC., ET AL.

P.O. BOX 9573

DUBLIN, OH 43017-4873

PHONE: 1-866-249-8112

If by Overnight Mail or Hand Delivery:

THE GARDEN CITY GROUP, INC.

5151 BLAZER PARKWAY, SUITE A

DUBLIN, OH 43017

PHONE: 1-866-249-8112

THIS BALLOT MUST BE RETURNED SO AS TO BE RECEIVED:

ON OR BEFORE FEBRUARY 15, 2010 AT 4:00 P.M.

PREVAILING EASTERN TIME,

OR YOUR VOTE MAY NOT BE COUNTED.

This Ballot is divided into two parts:

PART I.	WHO SHOULD USE THIS BALLOT AND HOW TO USE THIS BALLOT

PART II.	ITEMS ON THIS BALLOT

Item 1.	Amount of Class 6A Holdings Equity Interests

Item 2.	Holdings Equity Interest Vote

Item 3.	Releases (Optional)

Item 4.	Disclosures and Certifications

PART I.	WHO SHOULD USE THIS BALLOT AND HOW TO USE THIS BALLOT

This Ballot is to be used by the Holder of a Class 6A Holdings Equity Interest. This Ballot may not be used for any purpose other than casting votes to accept or reject the Plan. This Ballot does not constitute, and shall not be deemed to be, a Proof of Equity Interest or an assertion or admission of an Equity Interest.

PLEASE READ AND FOLLOW THE INSTRUCTIONS ON THIS BALLOT CAREFULLY. THIS BALLOT IS ACCOMPANIED BY A PRE-ADDRESSED, POSTAGE PRE-PAID RETURN ENVELOPE. YOUR VOTE MUST BE RECEIVED BY THE SOLICITATION AGENT ON OR BEFORE THE VOTING DEADLINE, FEBRUARY 15, 2010 AT 4:00 P.M. PREVAILING EASTERN TIME.

PART II.	ITEMS ON THIS BALLOT

Item 1.	Amount of Holdings Equity Interest under Class 6A in the Plan

The undersigned certifies that, as of the Voting Record Date, the undersigned was the Beneficial Holder of a Class 6A Holdings Equity Interest in the amount of                      common shares.

Item 2.	Holdings Equity Interest Vote

The Debtors recommend that you vote to accept the Plan.

The Holder of the Class 6A Holdings Equity Interest set forth in Item 1 votes to (please check one):

ACCEPT THE PLAN CHECK HERE ☐	REJECT THE PLAN CHECK HERE ☐

ANY BALLOT WHICH INDICATES BOTH AN ACCEPTANCE AND A REJECTION OF THE PLAN OR DOES NOT INDICATE EITHER AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED.

A VOTE TO ACCEPT THE PLAN CONSTITUTES AN ACCEPTANCE AND CONSENT TO THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS SET FORTH IN ARTICLE VI AND ARTICLE XIII OF THE PLAN UNLESS YOU “OPT-OUT” OF SUCH RELEASES IN ITEM 3 BELOW. IN ADDITION, IF YOU ABSTAIN (CHOOSE NOT TO VOTE), SEE ITEM 3 BELOW. A VOTE TO REJECT THE PLAN INCLUDES A REJECTION OF ANY RELEASES SET FORTH IN THE PLAN.

PLEASE SEE ARTICLE VI, SECTION 6.19 AND ARTICLE XIII, SECTIONS 13.6, 13.7, 13.8 AND 13.22 OF THE PLAN FOR INFORMATION ABOUT THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS.

Item 3.	Releases (Optional)

PURSUANT TO THE PLAN, IF YOU RETURN A BALLOT AND VOTE TO ACCEPT THE PLAN, YOU ARE AUTOMATICALLY DEEMED TO HAVE ACCEPTED THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS IN ARTICLE VI AND ARTICLE XIII OF THE PLAN. YOU ARE ALSO DEEMED TO HAVE ACCEPTED THE RELEASE, DISCHARGE, EXCULPATION AND INJUNCTION PROVISIONS IN ARTICLE VI AND ARTICLE XIII OF THE PLAN IF YOU DO NOT CAST A VOTE WITH RESPECT TO THE PLAN. HOWEVER, YOU MAY CHECK THE BOX BELOW TO REJECT SUCH RELEASE PROVISIONS IN THE PLAN.

☐	The undersigned elects not to grant the releases set forth in Article VI and Article XIII of the Plan.

Item 4.	Disclosures and Certifications

Disclosures

(i) A Holder of a Claim or Equity Interest is required to cast the same vote within a particular Class on every Ballot completed by such Holder with respect to such Claim or Equity Interest;

(ii) Only the latest dated Ballot cast prior to the Voting Deadline with respect to the Holdings Equity Interest identified in Item 1 will be counted and, if any other Ballots have been cast with respect to such Holdings Equity Interest, such other Ballots will be deemed revoked;

(iii) (a) The Debtors have made available to all Holders of Claims or Equity Interests entitled to vote on the Plan or their authorized agents all of the Solicitation Documents and, (b) except for the Solicitation Documents, such Holders are not to have relied on any statement made or other information received from any person with respect to the Plan; and

(iv) All authority conferred or agreed to be conferred pursuant to this Ballot and every obligation of the undersigned hereunder shall be binding upon the transferees, successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Certifications

Upon execution of this Ballot, the Beneficial Holder of the Class 6A Holdings Equity Interest identified in Item 1 above certifies that:

(i) (a) as of the Voting Record Date, January 8, 2010, it was the Beneficial Holder of the Class 6A Holdings Equity Interest in the amount indicated in Item 1 or (b) it is an authorized signatory for an entity that was the Beneficial Holder of the Class 6A Holdings Equity Interest in the amount indicated in Item 1 as of the Voting Record Date;

(ii) it (or in the case of an authorized signatory, the Beneficial Holder) is eligible to be treated as the Beneficial Holder of the Class 6A Holdings Equity Interest in the aggregate amount indicated in Item 1 for the purposes of voting on the Plan; and

(iii) it has reviewed and understands the disclosures in the section titled “Disclosures” immediately above.

Dated:	Name of Holder:

Signature:

By (if not Holder):

Title (if appropriate):

Telephone Number:

Street Address:

City, State and Zip Code:

☐	Please check here if the above address is a Change of Address that you would like reflected in the Master Mailing List for these Chapter 11 Cases.

PLEASE DELIVER YOUR BALLOT PROMPTLY.

IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT

OR THESE VOTING INSTRUCTIONS,

PLEASE CALL THE SOLICITATION AGENT AT 1-866-249-8112.

PLEASE BE ADVISED THAT THE SOLICITATION AGENT CANNOT AND WILL NOT PROVIDE LEGAL ADVICE WITH RESPECT TO THE DEBTORS’ SOLICITATION DOCUMENTS, INCLUDING THE DISCLOSURE STATEMENT AND THE PLAN.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU OR ANY OTHER PERSON THE AGENT OF THE DEBTORS OR THE SOLICITATION AGENT OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DEBTORS’ SOLICITATION DOCUMENTS, INCLUDING THE DISCLOSURE STATEMENT AND PLAN.

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
MES INTERNATIONAL, INC., et al., [1]	)	Case No. 09-14109 (PJW)
)
Debtors.	)	Jointly Administered
)

MASTER BALLOT FOR ACCEPTING OR REJECTING

THE DEBTORS’ CHAPTER 11 PLAN

CLASS 5 – NOTE CLAIMS

PLEASE READ AND FOLLOW THE ENCLOSED

VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT.

PLEASE CHECK THE APPROPRIATE BOX BELOW

TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

THIS MASTER BALLOT IS ONLY FOR CASTING VOTES ON BEHALF OF BENEFICIAL HOLDERS OF THE CLASS 5 NOTE CLAIMS. THIS MASTER BALLOT IS ACCOMPANIED BY A PRE-ADDRESSED, POSTAGE PRE-PAID RETURN ENVELOPE THAT IS ADDRESSED TO THE GARDEN CITY GROUP, INC. (THE “SOLICITATION AGENT”). THIS MASTER BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT ON OR BEFORE FEBRUARY 15, 2010 AT 4:00 P.M. PREVAILING EASTERN TIME (THE “VOTING DEADLINE”). IF YOUR MASTER BALLOT IS NOT RECEIVED BY THE VOTING DEADLINE, THE DEBTORS MAY CONSIDER SUCH MASTER BALLOT INVALID.

This Master Ballot may not be used for any purpose other than submitting votes with respect to the First Modified Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Plan”). All capitalized terms used in this Master Ballot or in these instructions, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Order Approving the Debtors’ Disclosure Statement and Relief Related Thereto (the “Solicitation Procedures Order”), First Modified Disclosure Statement Accompanying the Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Disclosure Statement”), or Plan, as the case may be.

This Master Ballot is to be used by you as a broker, bank, or other nominee; or as the agent of a broker, bank, or other nominee (each of the foregoing, a “Voting Nominee”); or as the proxy holder of a Voting Nominee or Beneficial Holder for the Class 5 Note Claims, to transmit to the Solicitation Agent the votes of such Beneficial Holders in respect of their Class 5 Note Claims to accept or reject the Plan.

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: MES International, Inc. (1964); GSI Group Inc. (0412); and GSI Group Corporation (9358). The Debtors’ headquarters is located at 125 Middlesex Turnpike, Bedford, MA 01730.

Item 1.	Amount of Class 5 Note Claim

a. On January 8, 2010, the Voting Record Date, the undersigned was the record holder of $             in aggregate principal amount of Class 5A Senior Note Claims for which voting instructions have been received from such Beneficial Holders thereof as listed in Item 2(a) below;

-OR-

b. On January 8, 2010, the Voting Record Date, the undersigned was the record holder of $             in aggregate principal amount of Class 5B GSI UK Note Claims for which voting instructions have been received from such Beneficial Holders thereof as listed in Item 2(b) below.

Item 2.	Vote of Holders of the Class 5 Note Claims

a. As instructed by the Beneficial Holders of the Class 5A Senior Note Claims set forth in Item 1(a) above, the undersigned transmits the following votes of such Beneficial Holders:

To accept (vote FOR) the Plan:

Aggregate Amount of Beneficial Holders of the Class 5A Senior Note Claims

To reject (vote AGAINST) the Plan:

Aggregate Amount of Beneficial Holders of the Class 5A Senior Note Claims

The undersigned certifies that the following Beneficial Holders of the Class 5A Senior Note Claims, as identified by their respective customer account numbers or their respective sequence numbers set forth below, have delivered to the undersigned Ballots casting votes:

Customer Account No. and/or Customer Name	Accept the Plan (VOTE FOR) (Aggregate Unpaid Principal Amount)	Reject the Plan (VOTE AGAINST) (Aggregate Unpaid Principal Amount)	Releases (VOTE TO OPT- OUT OF RELEASE PROVISIONS INCLUDED IN PLAN)
1.

2.

3.

4.

5.

2

b. As instructed by the Beneficial Holders of the Class 5B GSI UK Note Claims set forth in Item 1(b) above, the undersigned transmits the following votes of such Beneficial Holders:

To accept (vote FOR) the Plan:

Aggregate Amount of Beneficial Holders of the Class 5B GSI UK Note Claims

To reject (vote AGAINST) the Plan:

Aggregate Amount of Beneficial Holders of the Class 5B GSI UK Note Claims

The undersigned certifies that the following Beneficial Holders of the Class 5B GSI UK Note Claims, as identified by their respective customer account numbers or their respective sequence numbers set forth below, have delivered to the undersigned Ballots casting votes:

Customer Account No. and/or Customer Name	Accept the Plan (VOTE FOR) (Aggregate Unpaid Principal Amount)	Reject the Plan (VOTE AGAINST) (Aggregate Unpaid Principal Amount)	Releases (VOTE TO OPT- OUT OF RELEASE PROVISIONS INCLUDED IN PLAN)
1.

2.

3.

4.

5.

Item 3.	Certification

By signing this Master Ballot, the undersigned certifies that:

(a) each Beneficial Holder of Class 5 Note Claims whose votes are being transmitted by this Master Ballot have been provided with a copy of the Disclosure Statement relating to the Plan; and

3

(b) the undersigned is the registered or record owner of the aggregate amount of $             set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation of votes herein is subject to all the terms and conditions set forth in the Disclosure Statement and the Plan.

Dated:	Name of Voter:

Signature:

By:

Title:

Telephone Number:

Street Address:

City, State and Zip Code:

Participant No.:

THIS BALLOT MUST BE RETURNED AS FOLLOWS:

If by U.S. Postal Service:

THE GARDEN CITY GROUP, INC.

ATTN: MES INTERNATIONAL, INC., ET AL.

P.O. BOX 9573

DUBLIN, OH 43017-4873

PHONE: 1-866-249-8112

If by Overnight Mail or Hand Delivery:

THE GARDEN CITY GROUP, INC.

5151 BLAZER PARKWAY, SUITE A

DUBLIN, OH 43017

PHONE: 1-866-249-8112

THIS BALLOT MUST BE RETURNED SO AS TO BE RECEIVED

ON OR BEFORE FEBRUARY 15, 2010 AT 4:00 P.M.

PREVAILING EASTERN TIME,

OR YOUR VOTE MAY NOT BE COUNTED.

4

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
)
MES INTERNATIONAL, INC. , et al., [1]	)	Case No. 09-14109 (PJW)
)
Debtors.	)	Jointly Administered
)

MASTER BALLOT FOR ACCEPTING OR REJECTING

THE DEBTORS’ CHAPTER 11 PLAN

CLASS 6A – HOLDINGS EQUITY INTERESTS

PLEASE READ AND FOLLOW THE ENCLOSED

VOTING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS BALLOT.

PLEASE CHECK THE APPROPRIATE BOX BELOW

TO INDICATE YOUR ACCEPTANCE OR REJECTION OF THE PLAN.

THIS MASTER BALLOT IS ONLY FOR CASTING VOTES ON BEHALF OF BENEFICIAL HOLDERS OF THE CLASS 6A HOLDINGS EQUITY INTERESTS. THIS MASTER BALLOT IS ACCOMPANIED BY A PRE-ADDRESSED, POSTAGE PRE-PAID RETURN ENVELOPE THAT IS ADDRESSED TO THE GARDEN CITY GROUP, INC. (THE “SOLICITATION AGENT”). THIS MASTER BALLOT MUST BE RECEIVED BY THE SOLICITATION AGENT ON OR BEFORE FEBRUARY 15, 2010 AT 4:00 P.M. PREVAILING EASTERN TIME (THE “VOTING DEADLINE”). IF YOUR MASTER BALLOT IS NOT RECEIVED BY THE VOTING DEADLINE, THE DEBTORS MAY CONSIDER SUCH MASTER BALLOT INVALID.

This Master Ballot may not be used for any purpose other than submitting votes with respect to the First Modified Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Plan”). All capitalized terms used in this Master Ballot or in these instructions, but not otherwise defined herein, shall have the meaning ascribed to such terms in the Order Approving the Debtors’ Disclosure Statement and Relief Related Thereto (the “Solicitation Procedures Order”), First Modified Disclosure Statement Accompanying the Joint Chapter 11 Plan of Reorganization of MES International, Inc., GSI Group Inc. and GSI Group Corporation (the “Disclosure Statement”), or Plan, as the case may be.

[1]

The Debtors and the last four digits of their respective taxpayer identification numbers are as follows: MES International, Inc. (1964); GSI Group Inc. (0412); and GSI Group Corporation (9358). The Debtors’ headquarters is located at 125 Middlesex Turnpike, Bedford, MA 01730.

This Master Ballot is to be used by you as a broker, bank, or other nominee; or as the agent of a broker, bank, or other nominee (each of the foregoing, a “Voting Nominee”); or as the proxy holder of a Voting Nominee or Beneficial Holder for the Class 6A Holdings Equity Interests, to transmit to the Solicitation Agent the votes of such Beneficial Holders in respect of their Class 6A Holdings Equity Interests to accept or reject the Plan.

Item 1.	Amount of Class 6A Holdings Equity Interests

On January 8, 2010, the Voting Record Date, the undersigned was the record holder of a Class 6A Holdings Equity Interest in the amount of                      common shares for which voting instructions have been received from such Beneficial Holders thereof as listed in Item 2 below.

Item 2.	Vote of Holders of the Class 6A Holdings Equity Interests

As instructed by the Beneficial Holders of the Class 6A Holdings Equity Interests set forth in Item 1 above, the undersigned transmits the following votes of such Beneficial Holders:

To accept (vote FOR) the Plan:

Aggregate Amount of Holders of the Class 6A Holdings Equity Interests

To reject (vote AGAINST) the Plan:

Aggregate Amount of Holders of the Class 6A Holdings Equity Interests

The undersigned certifies that the following Beneficial Holders of the Class 6A Holdings Equity Interests, as identified by their respective customer account numbers or their respective sequence numbers set forth below, have delivered to the undersigned Ballots casting votes:

Customer Account No. and/or Customer Name	Accept the Plan (VOTE FOR) (Aggregate Amount of Common Shares)	Reject the Plan (VOTE AGAINST) (Aggregate Amount of Common Shares)	Releases (VOTE TO OPT- OUT OF RELEASE PROVISIONS INCLUDED IN PLAN)
1.

2.

3.

4.

5.

2

Item 3.	Certification

By signing this Master Ballot, the undersigned certifies that:

(a) each Beneficial Holder of Class 6A Holdings Equity Interests whose votes are being transmitted by this Master Ballot have been provided with a copy of the Disclosure Statement relating to the Plan; and

(b) the undersigned is the registered or record owner a Class 6A Holdings Equity Interest in the amount of                      common shares set forth in Item 1 and has full power and authority to vote to accept or reject the Plan. The undersigned also acknowledges that the solicitation of votes herein is subject to all the terms and conditions set forth in the Disclosure Statement and Plan.

Dated:	Name of Voter:

Signature:

By:

Title:

Telephone Number:

Street Address:

City, State and Zip Code:

Participant No.:

3

THIS BALLOT MUST BE RETURNED AS FOLLOWS:

If by U.S. Postal Service:

THE GARDEN CITY GROUP, INC.

ATTN: MES INTERNATIONAL, INC., ET AL.

P.O. BOX 9573

DUBLIN, OH 43017-4873

PHONE: 1-866-249-8112

If by Overnight Mail or Hand Delivery:

THE GARDEN CITY GROUP, INC.

5151 BLAZER PARKWAY, SUITE A

DUBLIN, OH 43017

PHONE: 1-866-249-8112

THIS BALLOT MUST BE RETURNED SO AS TO BE RECEIVED

ON OR BEFORE FEBRUARY 15, 2010 AT 4:00 P.M.

PREVAILING EASTERN TIME,

OR YOUR VOTE MAY NOT BE COUNTED.

4